Unigene Laboratories Inc. Corporate Overview 2010 Exhibit 99.1

SAFE HARBOR STATEMENT
Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This
presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.’s management’s current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,”
“seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and
Exchange Commission filings.

3 Outline China Joint Venture Introduction to Unigene and its Objectives Unigene Technology Overview Osteoporosis Treatments Site Directed Bone Growth (SDBG) University of London Collaboration Obesity

4 Introduction to Unigene and its Objectives University of London Collaboration Unigene Technology Overview Osteoporosis Treatments Site Directed Bone Growth Obesity China Joint Venture

Unigene History
1980 1990 2000 Current
1980
Unigene
Founded
1987
Unigene
Public
Offering
1995
Completed
cGMP Manu-
facturing
Facility
2004
Chinese NDA
for Fortical
Nasal and
Injectable
2001
Switzerland
Marketing
Authorization
Forcaltonin®
Injection
2005
US NDA
Approval for
Fortical™
Nasal Spray
2004
IND for Oral
PTH
1999
IND for Oral
sCT
1999
EU Centralized
Marketing
Authorization
Forcaltonin®
Injection
1984
Unigene
begins peptide
manu-
facturing
business
1994
Unigene oral
peptide
technology
developed

Peptide Technology
Platforms
Therapeutic Product
Programs
Unigene’s Parallel Pathways To Business
Success
Unigene Dual
Business Model
Secrapep™
r-DNA Peptide Manufacturing
Enteripep™
Solid Dosage Oral Peptide Delivery
Nasapep™
Nasal Peptide Delivery
Oral PTH analog
Oral Calcitonin
Osteoporosis
Osteoarthritis / Combination Rx (Tarsa)
Combination Products (QMUL)
Site Directed Bone Growth
Obesity
Annexin 1
Broad patent portfolio covering platform
technologies and therapeutic products

Licensing technology
platforms to multiple
pharma partners
Portfolio of drug
candidates
– Internally developed
– Out-licensed to partners
Peptide API manufacturer
for pharma partners
Industry acceptance of
Unigene technologies as
validated peptide
delivery and
manufacturing platforms
Clinical development
partnerships
Commercialization
partnerships for
products

Unigene’s Mission: To Be an Industry leader in
Peptide Therapeutics
Industry leader in
developing peptide based
therapeutics utilizing
Unigene’s technologies
Year 1 Year 2 Year 3 Year 4
Year 5 Year 6 Year 10
Unigene’s Business Objectives Timeline
Current Intermediate term
Longer term

Multiple Strategic Partnerships Validates
Technologies and Programs
Oral PTH Manufacturing and Oral Delivery License
Licensing and Clinical Supply Agreement for Recombinant
Calcitonin Manufacturing
Marketing and Distribution of Fortical
®
Nasal Spray in US
Joint Venture for Marketing and Distribution of Oral and
Nasal calcitonin, PTH and other Biotechnology Products in
China,  Contract Manufacturing of Peptide/Protein API’s
New company formed by three VC groups and Unigene,
acquires license to commercialize oral calcitonin product
currently in Phase III clinical study
Novartis
GSK
Upsher-Smith
SPG
Tarsa Therapeutics
Inc.

9 Introduction to Unigene and its Objectives Unigene Technology Overview Osteoporosis Treatments SDBG University of London Collaboration Obesity China Joint Venture

Unigene Technology Platforms Enable Patient
Friendly Cost Effective Therapeutic Alternatives
Oral Peptide Products
PTH Analogs, Calcitonin, Obesity
Peptides , Glucose Regulatory
Peptides, etc.
Enteripep
®
Unigene’s proprietary oral
peptide delivery technology
Secrapep
®
Unigene’s proprietary
recombinant peptide
manufacturing process

Challenges for Oral Peptide Delivery
Oral Peptide Delivery with Enteripep
®
Unigene’s Enteripep ® Technology Offers An
Innovative Solution For Oral Peptide
Delivery
• Low absorption through the GI tract
– Molecules with molecular mass greater than 300 (more than 2-3 amino acids) have limited bioavailability
– Hydrophilic nature of peptides inhibits absorption
– Mucosal layer of GI tract binds charged molecules such as peptides, inhibiting absorption
• Degradation of peptide in the digestive tract
Enteric coating permits passage through the stomach into the small intestine
Organic acid inhibits proteases
Absorption enhancer facilitates the uptake of the peptide by a paracellular transport mechanism
Absolute bioavailability ranging from 1% to greater than 20% of the bioavailability of IV infusion, depending upon the peptide

Secrapep
®
Recombinant Peptide Manufacturing
Secrapep ® Peptide Manufacturing Platform
Delivers High Yield and High Product Purity
At Low Cost
E. coli Expression of Glycine
Extended Peptide
CHO Expression of
-Amidating Enzyme
In-vitro Amidation
of peptide
NH
2
Amidated Therapeutically Active
Peptide
97.4
66.2
45.0
31.0
21.5
14.4
6.5
kDa
Product of
Interest is
Secreted Directly
into the Culture
Medium
In-vitro Amidation
• Required for
peptides that need
C-terminal amide for
activity
• Can enhance
bioavailability for
non-amidated
peptides
SDS PAGE of
Crude Medium
Enriched Starting
Material
Extracellular yields of
400 to 1300 mg/L
Reduced purification
steps

13 Introduction to Unigene and its Objectives Unigene Technology Overview Osteoporosis Treatments SDBG University of London Collaboration Obesity China Joint Venture

Osteoporosis Overview
• Epidemiology
• Global Prevalence (2008): 200 million, 80% female
• US Prevalence/Incidence (2008): 59 million total, 10 million per year
• A large portion of potential patients are undiagnosed or diagnosed well after the initial development of osteoporosis
• ~2/3 of hip fractures are associated with osteoporosis
• Market Size
• Global osteoporosis market is estimated to be ~$11.1 billion by 2010
• Compound annual growth rate from 2000-2010 of 7.1%
• US osteoporosis market is estimated to be ~$7.1 billion by 2010
• Compound annual growth rate from 2000-2010 of 8.4%
• Direct cost for treating osteoporosis-related fractures is greater than $48 billion per year in North America and Europe combined

Source: “Osteoporosis Therapeutics: A Global Strategic Business Report” Global Industry Analysts, Inc.

Current Treatments For Osteoporosis
Selective Estrogen
Receptor Modulators
(SERM)
Parathyroid
Hormone
Evista® (Eli Lilly)
Forteo® (Eli Lilly)
Products Treatment Class
Calcitonin
Fortical
®
(Upsher Smith)
Miacalcin
®
(Novartis)
Generics
Activation of specific
estrogen receptors inhibiting
bone destruction
Bone anabolic agent which
stimulates osteoblasts,
increasing bone formation
Mode of Action
Mitigates bone resorption by
inhibition of osteoclasts
Bisphosphonates
Fosamax® (Merck)
Boniva® (Glaxo-Roche)
Actonel® (WC, SA)
Reclast®/Aclasta® (Novartis)
Controls bone breakdown
and mitigates bone resorption
through osteoclast inhibition

Factors Desired For Ideal Osteoporosis
Therapy
Calcitonin SERM Bis-phosphonates
Injectable
PTH
Deliver high quality bone
growth
Manageable side effect
profiles
Easy administration
Meets Need
Partially Meets Need
Fails to Meet Need

17 Calcitonin

Fortical ® Nasal Spray
• Fortical ® Calcitonin-Salmon (rDNA origin)
Nasal Spray Received Marketing Approval by
the FDA on August 12, 2005
• Fortical ® Nasal Spray is Currently Marketed
by Upsher-Smith Laboratories
• Fortical sales for year ending Dec 31 2009
were $50.8 Million
• Fortical Rx share Dec 2009 was 43%
• Unigene Income from Fortical sales in 2009
was  $10.9 Million

Novartis/Unigene Oral Calcitonin Collaboration
•
Oral Calcitonin for Osteoporosis and Osteoarthritis
– Novartis’ Phase III study with oral calcitonin for osteoporosis (4,500 patients, 3 years) initiated February 2007, recruiting completed
• Estimated filing for regulatory review 2011*
– Novartis’ Phase III study with oral calcitonin for knee osteoarthritis
(2,000 patients, 2 years) initiated May 2007, recruiting completed
– Novartis’ second Phase III study with oral calcitonin for knee osteoarthritis initiated October 2008, recruiting completed
• Potentially the first disease-modifying drug for osteoarthritis
• Estimated filing for regulatory review 2011*
Dec 10, 2009 – After reviewing 1 year safety and efficacy data, an independent Data Monitoring
Committee informed Novartis and its partner Nordic Bioscience about their unanimous recommendation to proceed with the Osteoporosis Phase III Study 2303 and the Osteoarthritis
Phase III Study 2301.
* www.novartis.com/research/pharmaceutical-product.shtml

Oral Calcitonin Licensing Deal With Tarsa
Therapeutics
– Tarsa Therapeutics, a new pharmaceutical company focused on the development of the Enteripep®
oral sCT program
– Exclusive license for Enteripep® Oral sCT granted to Tarsa by Unigene
– Tarsa to assume all development and commercialization responsibilities
– David Brand, former GSK executive with 30 years pharmaceutical experience, hired as Tarsa’s CEO
– Held senior management positions at GSK in marketing, business development and international operations Involved in the launch of many products, including Paxil, Kytril, Coreg, Hycamptin,
Requip and Avandia
– Assembled a Team of Seasoned Biopharmaceutical Executives to Commercialize the Asset
– $24 million in Series A financing from leading healthcare VC firms
– Syndicate members are MVM Life Science Partners, Quaker BioVentures and Novo A/S
– Unigene’s financial participation
– 26% ownership of Tarsa
– Unigene received $9 million at close for reimbursement of expenses related to the clinical study
– Milestone payments associated with sales benchmarks
– Unigene will receive pass through royalties on sale of product
– Unigene holds one Board seat and Unigene’s Vice President of Product Development serves as
Tarsa’s Chief Scientific Officer

Tarsa Therapeutics Development of
Unigene’s Oral Calcitonin
• Unigene licensed it’s oral calcitonin product to Tarsa
Therapeutics in October of 2009
• Tarsa is pursuing 505(b)(2) pathway
• Tarsa Therapeutics is managing A global phase III trial
called the “ORACAL” study
– Compares oral calcitonin to intranasal and placebo in a
double blind, non-inferiority study
– Trial has completed enrollment and data will be available
in spring of 2011 (www.clinicaltrials.gov)
•
For more information see (www.tarsatherapeutics.com)

22 Oral PTH Analog

Limitations of Injectable PTH = The Need For
Unigene’s Oral PTH Analog
Unigene Oral PTH Solution
Injectable PTH Limitations
High Patient Cost
Difficult
Posology
Black Box Warning
Restrictive Product
Label
Unigene’s Secrapep™ technology establishes an attractive
COGs as well as commercial scalability that will satisfy the needs of oral administration
Oral dosing will increase patient acceptance and compliance
Potential room temperature stability of tablets would increase convenience to patient
Concerns of osteosarcoma with PTH therapy have largely
dissipated following several years of market exposure of
Lilly’s Forteo.  Possibility of new oral product without black box warning
The availability of a safe, cost effective oral anabolic therapy could alter the standard of care to bring PTH to the status of a first line therapy for patients with established osteoporosis

24 Market Opportunity for Unigene’s Oral PTH Analog

Conclusions from Phase I Study
UGL-OR0901 and Path Forward
• The amount of drug measurable in circulating plasma was
significantly higher than reported for Forteo
®
at the 20 µg
marketed dose
• The dose variability in this study was significantly reduced compared to previous studies with oral formulations
• There were no cardiac events or other serious adverse events reported during the study
• The bone anabolic activity of the oral PTH analog will be
confirmed in a Phase II clinical study in osteoporotic women measuring lumbar spine BMD and plasma PINP as the primary
and secondary endpoints
Unigene eligible to receive up to $142 million from GSK
in additional milestones through marketing approval

Unigene IP Protection May Create Barriers
Against Competitive Entry For More Than A
Decade
Coverage Region Patent Title Latest Patent Expiry
* Based on pending patent applications
US/ROW
Recombinant expression
for PTH Analog
2025
US/ROW
Oral delivery of
PTH Analog
2028*

Forteo® Revenue Forecast (US)
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$1,400.0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Year
Revenue
U.S. Osteoporosis Market June 26, 2008
Frost & Sullivan Market Engineering
The Market For Forteo ® Has Shown Consistent
Growth
A new entrant, that
addresses Forteo
®
deficiencies should
sharply accelerate
PTH adoption and
revenue growth

Life Cycle of Osteoporosis Drugs
(U.S. Sales)
Note: Bubble Diameter Indicates Segment’s 2007 Revenue Size.
Infancy Early Growth Late Growth Maturity
Segment Life Cycle Stage
Calcitonins
$286.1 million
Parathyroid Hormones
$494.1 million
SERMS
$706.1 million
Bisphosphonates
$3,366.0 million
PTH In Early Growth Stage
• Market growth potential
• Room for competitive
products
• Cost advantages can grow
market.

PTH Competitive Landscape
•High cost to patient
•Requires daily injection
•Refrigerated storage
•Black Box Warning
Issues
Forteo® - Lilly
•Market Leader
•IP Protection
•Only Anabolic on the US Market
Products
•No US Presence
•Difficult to Manufacture
•Only available as injectable
Preos
®
- NPS/Nycomed
•Approved & Marketed in Europe
•Seeking US Indication for Hypo-
parathyroidism
Follow On Products 505(b)(2)
ZT-034 - Zelos™
•Initiated Ph 1 trial for Injectable- 10/09
•Initiated Ph 1 trial for Nasal- 01/10
ZP PTH - Zosano Pharma
•Transdermal micro needle patch
•Completed Ph 2 study- increased hip and
spine BMD
RF Transdermal Patch-
Transpharma/Lilly
•Phase 2b 1 year Study Projected
completion July 2011

30 Osteoporosis Treatments SDBG University of London Collaboration Obesity Introduction to Unigene and its Objectives Unigene Technology Overview China Joint Venture

Obesity Market
– Obesity is growing faster than any previous public health
issue. If current trends continue, 103 million American
adults will be considered obese by 2018.
–
The U.S. is expected to spend $344
billion on health care
costs attributable to obesity in 2018 if rates continue to
increase at their current levels. Obesity-related direct
expenditures are expected to account for more than 21
percent of the nation’s direct health care spending in
2018.
– The U.S. anti-obesity prescription market is expected to
grow from
$262.3
million in 2005 to
$1,774.1
million in
2012 representing a CAGR of 31.4 percent.
References:
The Future Costs of Obesity: National and State Estimates of the Impact of Obesity
on Direct Health Care Expenses A collaborative report from United Health
Foundation, the American Public Health Association and Partnership for Prevention
November 2009
U.S. ANTI-OBESITY PRESCRIPTION MARKETS October 2006
Publisher: Frost & Sullivan,

Unigene Commercial Opportunities
• Unigene class of peptides are covered by strong composition of matter IP
• Amenable to both
Enteripep
®
and
Secrapep
®
platform
technologies
• Oral delivery advantage versus injection for all peptide based products currently in clinical development
• Unigene peptides shown to decrease food intake by greater
than 50% over placebo in rats
• Importance of obesity treatment as unmet medical need is
highlighted by Amylin Pharmaceuticals signed $1 billion deal with Takeda ($70 million upfront) for injectable peptide
products for obesity

Current Status of Unigene Obesity Peptides
• Original anorexigenic peptide (presented at the Keystone
2009 Symposium) was UGP 269
• Several additional peptides, including UGP271, UGP276,
and UGP281 have now been synthesized and tested
• To date, the peptide with the highest potency is UGP281
Oral delivery studies
in beagle dogs are
currently ongoing
12.0
12.1
12.2
12.3
12.4
12.5
12.6
12.7
12.8
12.9
13.0
Weight Change Following Oral Capsule Administration of
sCT or UGP269 in Beagle Dogs
No capsule
Group 2
UGP269
Placebo
No capsule
Group 1
0 7 14 21 28 35
No capsule
No capsule
UGP269
Days
Group 1
sCT

IP Position on Unigene Obesity Peptides
• Unigene has filed for composition of matter as well as use patents for these peptides.
• Unigene also has broad patent coverage on oral delivery of peptides, and on recombinant production and
in vitro
amidation.
Placebo
UGP281
Peptide A
Days
Placebo
UGP281
Ppetide A
Effect on Food Consumption and Weight of Rats
UGP281 has greater efficacy than other peptides in
clinical development
-80
-60
-40
-20
0
20
-2
-6
-4
-2
0
2
4
0 2 4 6 8 10 12 14 16

35 Introduction to Unigene and its Objectives Unigene Technology Overview Osteoporosis Treatments SDBG University of London Collaboration Obesity China Joint Venture

SDBG: A Revolutionary Technology
Developed in Collaboration With Dr. Agnès Vignery of Yale University
– SDBG technology promotes growth of bone to specific skeletal sites
– Spine: as treatment and/or prevention of vertebral crush fractures associated with osteoporosis
– Hip:  Prevention of hip fracture in patients at high risk and potential treatment to accelerate healing
– Trauma Fractures: Potential therapy to accelerate fracture repair in non- union fractures
– Novel therapy involving a minimally invasive surgical procedure followed by drug therapy
– Bone marrow in targeted bone is removed by irrigation.
– Follow-up bone anabolic treatment with bone anabolic therapy for 6 months to 1 year promotes accelerated bone growth to irrigated section as well as overall benefits to the skeleton
– Bone cement can be employed where stabilization of bone is needed and provides a scaffold for new bone growth
– Strong IP position on combination therapy, surgical devices and cement
Two issued Unigene patents covering combination therapy

Projected Incidence Of Vertebral Crush Fracture
(VCF) Treatments, Hip Fractures and Traumatic
Non-union Fractures
0
100000
200000
300000
400000
500000
VCF Repair Procedures
Hip Fractures
Long Bone Non-union Fractures
Data collected and prepared from
numerous sources by Unigene
contracted market research firm

38 Bone Marrow Irrigation Promotes a Transient Induction in Bone Formation: Anabolic Treatment Augments the Response Control Treated

Bone Augmentation In Conjunction With
Biocompatible Cements*
• Proprietary BioCompatible Cement
– Cohesiveness
– Hardness
– Osteo-inductive and conductive
– Proper flow characteristics
• Combination Of Cement And Anabolic Resulted In
Unexpected Increase In Cortical Bone Thickness
Increased
cortical bone
thickness
* Q. Zhang, J. Carlson, HZ. Ke, J. Li, M. Kim, K. Murphy,  N. Mehta , J. Gilligan, A Vignery.
Dramatic increase in cortical thickness induced by femoral marrow ablation followed by a three-
month treatment with PTH in rats. JBMR Feb 2010,

Unigene Opportunities (Licensing Strategy)
• License to large pharmaceutical company
– Allows full development of technology
– Requires company with presence in medical devices
and pharmaceutical products
• License to surgical device specialty company
– Greater number of potential partners
– Unigene has option of holding marketing rights or
licensing separately the anabolic therapy

41 Introduction to Unigene and its Objectives Unigene Technology Overview Osteoporosis Treatments SDBG University of London Collaboration Obesity China Joint Venture

Annexin 1 Peptide
In Collaboration With Dr. Mauro Perretti Of Queen Mary College University
of London
– Annexin 1 (Anx-A1) is one variant of a large group of
proteins that bind cell membranes in a calcium-dependent
manner.
– Some of the anti-inflammatory actions of glucocorticoids
have been shown to be due to the up-regulation of Anx-A1
and its receptor (FPRL-1)
– Exogenous ANXA1 and N-terminus derived peptides inhibit
leukocyte recruitment in several experimental rodent models of rheumatoid arthritis, stroke and myocardial infarct
– N-terminal fragments of the Anx-A1 retain the anti-
inflammatory potency of the full-length molecule
– Analogs of N-terminal fragments currently being developed
will provide new composition of matter IP

Annexin 1 Commercial Opportunities
– Potential Indications:
– Percutaneous Coronary Angiography
– Organ Transplantation
– Reperfusion Injury
• Stroke
• Myocardial infarction
– Chronic Inflammatory Conditions
– Ophthalmic inflammation
– Unigene will file for composition of matter IP
–
Peptides can be manufactured using Secrapep
®
technology

44 Combination Products With Salmon Calcitonin

Calcitonin Plus Low Dose Glucocorticoid
Dramatically Reduces Inflammation
• Calcitonin combination
reduces glucocorticoid dose
by 5 fold in rat inflammation
model
• Reduces side effects of
chronic glucocorticoid
therapy
• Enables chronic use of
glucocorticoid for
rheumatoid arthritis and
other inflammatory
conditions
Clinical Score (units)
0
10
20
11 13 16 20 24 26
Time post-CIA (days)
control
sCT (2 µg/kg/day)
sCT+Pred (3 mg/kg/day)
sCT+Pred (0.6 mg/kg/day)
Pred (3 mg/kg/day)
Pred (0.6 mg/kg/day)

46 Introduction to Unigene and its Objectives Unigene Technology Overview Osteoporosis Treatments SDBG Obesity / Satiety Annexin China Joint Venture

Unigene Biotechnology Co. (China)
– Joint venture of Unigene and SPG of China
– 45% owned by Unigene Laboratories Inc.
– Groundbreaking April 2008
– Exterior construction completed
– Goal to be operationally compliant with
FDA and ICH guidelines
– Manufacturing
– Bacterial fermentation (expansion suites)
– Tablet manufacturing
– Liquid fill suites

Unigene Biotechnology Co. (China)
• China Represents One of the Fastest Growing Pharmaceutical
Markets in the World
• CSPC is One of the Most profitable Pharmaceutical Companies in
China
• Listed on the Hong Kong Stock Exchange
• Principally Owned by Lenovo Holdings
• Near Term Market Opportunity Under Chinese NDA for:
– Oral and Nasal sCT products
– PTH (Injectable and Nasal)
• Developing Peptides for Diabetes
– Exenatide  and Others
• Opportunity for Small Molecule Generics
• Contract Peptide API Manufacturing for Big Pharma